UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

March 4, 2022

Date of Report (Date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Apple Park Way

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AAPL	The Nasdaq Stock Market LLC
1.000% Notes due 2022	—	The Nasdaq Stock Market LLC
1.375% Notes due 2024	—	The Nasdaq Stock Market LLC
0.000% Notes due 2025	—	The Nasdaq Stock Market LLC
0.875% Notes due 2025	—	The Nasdaq Stock Market LLC
1.625% Notes due 2026	—	The Nasdaq Stock Market LLC
2.000% Notes due 2027	—	The Nasdaq Stock Market LLC
1.375% Notes due 2029	—	The Nasdaq Stock Market LLC
3.050% Notes due 2029	—	The Nasdaq Stock Market LLC
0.500% Notes due 2031	—	The Nasdaq Stock Market LLC
3.600% Notes due 2042	—	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Apple Inc. (the “Company” or “Apple”) previously adopted, subject to shareholder approval, the Apple Inc. 2022 Employee Stock Plan (the “2022 Plan”). Apple’s shareholders approved the 2022 Plan at the Company’s Annual Meeting of Shareholders held on March 4, 2022 (the “Annual Meeting”). Apple’s grant authority under the Apple Inc. 2014 Employee Stock Plan (the “2014 Plan”) will terminate after the 2022 Plan is registered on Form S-8. The 2022 Plan, which became effective upon shareholder approval, permits the granting of stock options, stock appreciation rights, stock grants and restricted stock units. Employees and consultants of Apple and its subsidiaries are eligible to participate in the 2022 Plan.

The maximum number of shares that may be issued or transferred pursuant to awards under the 2022 Plan will equal:

•	510 million shares, plus

•	the number of shares available for new award grants under the 2014 Plan on the date of the Annual Meeting, plus

•	the number of any shares subject to stock options granted under the 2014 Plan and outstanding as of the date of the Annual Meeting which expire or terminate after the Annual Meeting, plus

•

two times the number of shares subject to restricted stock units (“RSUs”) or restricted awards granted under the 2014 Plan that are outstanding as of the date of the Annual Meeting that are forfeited or terminated or with respect to which shares are withheld to satisfy tax withholding obligations after the date of the Annual Meeting.

The maximum number of shares that may be issued or transferred pursuant to awards under the 2022 Plan as a result of applying the share limit formula described above will not exceed 1,274,374,682 shares.

Shares issued with respect to full-value awards (RSUs or restricted stock awards) granted under the 2022 Plan are counted against the 2022 Plan’s aggregate share limit as two shares for every one share actually issued in connection with the full-value award. The 2022 Plan also includes other rules for counting shares against the share limits.

The foregoing brief description is qualified in its entirety by the text of the 2022 Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Grants under the 2022 Plan may be evidenced by entry into the Restricted Stock Unit Award Agreement and the Performance Award Agreement under the 2022 Plan, forms of which are filed as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on March 4, 2022. At the Annual Meeting, Apple’s shareholders voted on the following ten proposals and cast their votes as described below.

1.	The individuals listed below were elected at the Annual Meeting to serve as directors of Apple until the next annual meeting of shareholders and until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Vote
James Bell	9,592,631,863	75,189,711	34,172,422	3,360,214,513
Tim Cook	9,504,951,515	179,216,057	17,826,424	3,360,214,513
Al Gore	8,868,389,175	794,210,797	39,394,024	3,360,214,513
Alex Gorsky	8,953,921,820	712,234,573	35,837,603	3,360,214,513
Andrea Jung	8,627,809,656	1,032,432,390	41,751,950	3,360,214,513
Art Levinson	8,971,086,986	696,491,723	34,415,287	3,360,214,513
Monica Lozano	9,598,142,509	69,997,728	33,853,759	3,360,214,513
Ron Sugar	8,614,503,163	1,050,063,179	37,427,654	3,360,214,513
Sue Wagner	9,345,991,079	313,316,460	42,686,457	3,360,214,513

2.	A management proposal to ratify the appointment of Ernst & Young LLP as Apple’s independent registered public accounting firm for 2022 was approved.

For	Against	Abstained
12,872,446,315	149,619,462	40,142,732

3.	An advisory resolution to approve executive compensation was approved.

For	Against	Abstained	Broker Non-Vote
6,211,599,020	3,435,137,681	55,257,295	3,360,214,513

4.	A management proposal to approve the 2022 Plan was approved.

For	Against	Abstained	Broker Non-Vote
9,377,995,041	286,025,295	37,973,660	3,360,214,513

5.	A shareholder proposal entitled “Reincorporate with Deeper Purpose” was not approved.

For	Against	Abstained	Broker Non-Vote
297,301,070	9,290,944,230	113,748,696	3,360,214,513

6.	A shareholder proposal entitled “Transparency Reports” was not approved.

For	Against	Abstained	Broker Non-Vote
3,042,933,417	6,545,878,624	113,181,955	3,360,214,513

7.	A shareholder proposal entitled “Report on Forced Labor” was not approved.

For	Against	Abstained	Broker Non-Vote
3,225,431,798	6,341,269,524	135,292,674	3,360,214,513

8.	A shareholder proposal entitled “Pay Equity” was not approved.

For	Against	Abstained	Broker Non-Vote
3,231,073,170	6,372,272,757	98,648,069	3,360,214,513

9.	A shareholder proposal entitled “Civil Rights Audit” was approved.

For	Against	Abstained	Broker Non-Vote
5,125,278,012	4,445,469,491	131,246,493	3,360,214,513

10.	A shareholder proposal entitled “Report on Concealment Clauses” was approved.

For	Against	Abstained	Broker Non-Vote
4,784,964,717	4,777,582,306	139,446,973	3,360,214,513

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	2022 Employee Stock Plan.

10.2	Form of Restricted Stock Unit Award Agreement under 2022 Employee Stock Plan effective as of March 4, 2022.

10.3	Form of Performance Award Agreement under 2022 Employee Stock Plan effective as of March 4, 2022.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2022	Apple Inc.

	By:	/s/ Katherine Adams
Katherine Adams
Senior Vice President, General Counsel and Secretary